Supplement to the Quant Funds Prospectus
                               Dated July 29, 2004

The following replaces the corresponding section of the prospectus. Please refer to the prospectus for the main text of the supplemented section.

How to Invest - Institutional Shares

Institutional Shares of a Fund generally are available in minimum investments of $1,000,000 or more. This amount may be invested in one or more of the Quant Funds that currently offer Institutional Shares. There is no minimum additional investment amount.

You may only purchase Institutional Shares, subject to the $1,000,000 minimum, if you fall under one of the following classes of investors:

(i) benefit plans with at least $10,000,000 in plan assets and 200 participants, that either have a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access their plan investments without incurring adverse tax consequences or which allow their participants to select among one or more investment options, including the Fund;

(ii) banks and insurance companies purchasing shares for their own account;

(iii)         an insurance company separate account;

(iv) a bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds purchasing for non-discretionary customers or accounts; and

(v) certain fee paid registered investment advisors not affiliated with the Manager or Distributor purchasing on behalf of their clients;

You may purchase Institutional Shares of a Fund with an initial investment of less than $1 million only if you fall under one of the following classes of investors:

(i) If the minimum initial investment is at least $250,000 in the aggregate at the program level and the investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers, including WRAP fee programs. In each such case, the intermediary must have entered into an agreement with Manager to include Institutional Shares of the Quant Funds in their program. The intermediary must also provide investors participating in the program with one or more additional services, including advisory, asset allocation, recordkeeping or other similar services.

                You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Quant funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither the Fund, nor the Manager, nor the Distributor receives any of part of the separate fees charged to clients of such intermediaries.

(ii) If the account is (a) not represented by a broker/dealer, (b) the minimum initial investment is at least $1 million in the aggregate at the plan, group or organization level and (c) the investment is made by:

(1) A private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code; (2) An endowment or organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or (3) A group of accounts related through a family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than the Manager or Distributor.

The following types of investors may also purchase Institutional Shares and are not subject to any minimum initial investment requirement:

(i) any state, county, city, or any instrumentality, department, authority, or agency of these entities or any trust, pension, profit-sharing or other benefit plan for the benefit of the employees of these entities which is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company; and

(ii) officers, partners, trustees or directors and employees of the Funds, the Funds' affiliated corporations, or of the Funds' Advisors and their affiliated corporations (a "Fund Employee"), the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

             To qualify for the purchase of Institutional Shares, Fund Employees and other persons listed in section (ii) must provide Quantitative Institutional Services, a division of the Manager ("Transfer Agent") with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold except to the Funds.

In addition, the Manager, at its sole discretion, may accept investments of $1,000,000 or more in the aggregate from other categories of purchasers substantially similar to those listed above.

Institutional Shares are not subject to any sales charges, including fees pursuant to the Funds' 12b-1 Plan. However, a 2% redemption fee may be imposed on Institutional Shares held less than 61 days. Investments in Institutional Shares require a special Account Application. Please call 1-800-326-2151 for more information.














00100-00-0904
(C)2004 U.S. Boston Capital Corporation
Underwriter of the Quant mutual funds, Member SIPC